EXHIBIT 99.1

CORRECTING and REPLACING CIRCOR Reports Preliminary Third-Quarter 2019 Financial Results

November 6, 2019

BURLINGTON, Mass.--Nov. 6, 2019-- In the section labeled "Fourth-Quarter 2019 Guidance", first sentence should read: "...in the range of $235 million to $248 million..." (instead of ...in the range of $238 million to $248 million...). The second sentence of the same section should read: "...in the range of $0.76 to $0.88 per share." (instead of $0.78 to $0.88 per share.)

The corrected release reads:

CIRCOR Reports Preliminary Third-Quarter 2019 Financial Results

CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Aerospace & Defense, and Energy markets, today announced adjusted and preliminary GAAP financial results for the third quarter ended September 29, 2019.

The results presented in this press release are considered preliminary, as the Company has not completed its review procedures related to reporting discontinued operations and related impairments and associated tax effects. As the Company completes its review, material adjustments may arise between the date of this press release and the date the Company files with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 29, 2019.

Third-Quarter 2019 Highlights

•	Results including Distributed Valves (consistent with guidance)

◦	Revenue of $252 million

◦	Adjusted Earnings per Share of $0.48

•	Results from continuing operations excluding divestitures

◦	Revenue of $237 million

◦	Preliminary GAAP Loss per Share of ($1.05)

◦	Adjusted Earnings per Share of $0.63

◦	Preliminary GAAP operating margin of (1.0)%

◦	Adjusted Operating Margin of 11.0% (excluding divestitures)

•	Completed divestiture of non-core Engineered Valves

•	Completed divestiture of non-core Spence and Nicholson Product lines for ~$85M

•	Announced intention to exit non-core Distributed Valves now classified as discontinued operations

•	Debt Paydown of $89 million in the quarter; $148 million YTD

•	On track to deliver 2019 and 2020 targets communicated in 18-month plan

“We had a solid third-quarter 2019 with continuing operations delivering 7% organic revenue growth and 11.0% adjusted operating margin, up 160 basis points from a year ago,” said Scott Buckhout, President and Chief Executive Officer. “Consistent with our stated strategy to exit commodity businesses, simplify the Company, and accelerate the deleveraging process, we completed divestitures of two non-core businesses and reduced our debt by $89 million during the quarter. In October, we announced our intention to sell our Distributed Valves business, in-line with our strategic shift away from upstream oil and gas and focus on more attractive end markets with enhanced growth and earnings potential.

“Our third quarter performance and outlook for the remainder of the year are in-line with the targets communicated in our 18-month plan. We remain committed to driving long-term growth, expanding margins, generating strong free cash flow, and deleveraging the Company as we drive value for shareholders,” concluded Mr. Buckhout.

Fourth-Quarter 2019 Guidance

For the fourth quarter of 2019, CIRCOR expects revenue in the range of $235 million to $248 million, and GAAP earnings per share from continuing operations in the range of $0.03 to $0.19, which reflects acquisition-related amortization expense of $(0.49), and other special and restructuring charges of $(0.24) to $(0.20). Excluding the impact of amortization and special and restructuring (charges) gains, adjusted EPS is expected to be in the range of $0.76 to $0.88 per share. The revenue and adjusted EPS exclude the results from the Company’s Distributed Valves business, which will continue to be reported as discontinued operations until a sale is completed. Presentation slides that provide supporting information to this guidance and third-quarter results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET today, November 6, 2019.
Selected Preliminary Consolidated Results (unaudited)

Segment Results

($ millions)	Q3 2019	Q3 2018	Change
Energy			
Revenue	**$ 55.8**	$ 70.7	(21)%
Revenue excluding divested business[1]	**$ 55.8**	$ 54.1	3%
Segment Operating Income[2]	**$ 5.3**	$ 9.5	(44)%
Segment Operating Margin[2]	**9.4%**	13.4%	(400) bps
Orders	**$ 53.3**	$ 87.1	(39)%
Orders excluding divested business[1]	**$ 53.3**	$ 68.0	(22)%
Aerospace & Defense			
Revenue	**$ 67.6**	$ 57.8	17%
Segment Operating Income[2]	**$ 13.5**	$ 8.7	55%
Segment Operating Margin[2]	**20.0%**	15.1%	490 bps
Orders	**$ 64.0**	$ 81.5	(21)%
Industrial			
Revenue	**$ 113.6**	$ 118.7	(4)%
Revenue excluding divested business[1]	**$ 110.6**	$ 111.6	(1)%
Segment Operating Income[2]	**$ 14.0**	$ 14.6	(4)%
Segment Operating Margin[2]	**12.3%**	12.3%	0 bps
Orders	**$ 105.7**	$ 114.9	(8)%
Orders excluding divested business[1]	**$ 100.9**	$ 107.8	(6)%

1.
Orders and revenue excluding divested businesses are non-GAAP measures and are calculated by subtracting the orders and revenues generated by the divested businesses during the periods prior to their divestiture from the reported orders and revenues. Divested businesses include Reliability Services (Energy), Spence/Nicholson (Industrial), and Delden (Industrial), which were sold before September 29, 2019.

2.
Adjusted Consolidated and Segment Results for Q3 2019 exclude a loss from discontinued operations of $84.7 million and a net gain from non-cash acquisition-related intangible amortization, special and restructuring charges totaling $18.8 million ($13.9 million, net of tax). These charges include: (i) $12.3 million charge for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $4.0 million of professional fees associated with an unsolicited tender offer to acquire all outstanding shares of the Company’s common stock; (iii) $6.7 million for restructuring-related programs across Industrial, Energy and Corporate; (iv) $4.6 million net loss associated with the sale of businesses; and (v) $0.3 million of other special and restructuring charges. Adjusted Consolidated and Segment Results for Q3 2018 exclude a loss from discontinued operations of $2.9 million and non-cash acquisition-related intangible amortization, special and restructuring charges totaling $16.5 million ($14.7 million, net of tax). These charges include: (i) $13.5 million-charge for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values and (ii) $3.0 million of other special and restructuring charges.

3.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET today, November 6, 2019. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures

Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth, (and such measures further excluding divested businesses) are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•	We exclude the results of discontinued operations.

•
Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to September 29, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's fourth-quarter 2019 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, plans to reduce our outstanding debt and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divestiture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs; and any actions of stockholders or other in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
David F. Mullen
Senior Vice President Finance
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
Preliminary Condensed Consolidated Statement of Operations
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended
	September 29, 2019	September 30, 2018
Net revenues	$237.1	$247.2
Cost of revenues	162.6	167.1
GROSS PROFIT	74.5	80.1
Selling, general and administrative expenses	60.0	68.5
Special and restructuring charges, net	16.7	3.0
OPERATING (LOSS) INCOME	(2.3)	8.5
Other expense (income):
Interest expense, net	11.8	14.1
Other income, net	(0.8)	(1.6)
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(13.3)	(4.0)
Provision for income taxes	7.5	—
Loss from continuing operations, net of tax	(20.8)	(4.0)
Loss from discontinued operations, net of tax	(84.7)	(2.9)
NET LOSS	$(105.5)	$(6.8)
Basic loss per common share:
Basic loss from continuing operations	$(1.05)	$(0.20)
Basic loss from discontinuing operations	$(4.25)	$(0.14)
Net Loss	$(5.30)	$(0.34)
Diluted loss per common share:
Diluted loss from continuing operations	$(1.05)	$(0.20)
Diluted loss from discontinuing operations	$(4.25)	$(0.14)
Net Loss	$(5.30)	$(0.34)
Weighted average number of common shares outstanding:
Basic	19.9	19.8
Diluted	19.9	19.8
Numbers may not add due to rounding.
The results presented in this press release are considered preliminary, as the Company has not completed its review procedures related to reporting discontinued operations and related impairments and associated tax effects.  As the Company completes its review, material adjustments may arise between the date of this press release and the date the company files with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 29, 2019.

CIRCOR INTERNATIONAL, INC. Segment Information (in millions, except percentages) UNAUDITED

	2018					2019
As Reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS
Energy	$85.3	$66.8	$87.1	$72.3	$311.6	$48.1	$44.0	$53.3	$145.3
Aerospace & Defense	59.8	59.4	81.5	76.7	277.5	88.1	93.4	64.0	245.5
Industrial	136.6	136.7	114.9	121.9	510.1	123.7	120.7	105.7	350.1
Total	$281.7	$263.0	$283.6	$270.9	$1,099.2	$259.9	$258.0	$223.0	$740.9

NET REVENUES
Energy	$64.3	$71.1	$70.7	$82.8	$288.9	$66.9	$61.8	$55.8	$184.5
Aerospace & Defense	58.5	57.5	57.8	63.3	237.0	61.2	64.7	67.6	193.6
Industrial	117.1	131.1	118.7	120.6	487.6	110.7	119.3	113.6	343.7
Total	$239.9	$259.7	$247.2	$266.7	$1,013.5	$238.9	$245.8	$237.1	$721.7

	2018					2019
DIVESTED BUSINESSES (a)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Total	1ST QTR	2ND QTR	3RD QTR	Total
ORDERS
Energy	$16.9	$18.4	$19.1	$15.5	$69.9	$4.1	$—	$—	$4.1
Industrial	$9.7	$9.8	$7.1	$11.4	$38.0	$4.1	$5.3	$4.8	$14.2

NET REVENUES
Energy	$14.7	$17.4	$16.6	$16.9	$65.6	$3.1	$—	$—	$3.1
Industrial	$8.8	$6.3	$7.1	$9.0	$31.3	$5.4	$5.2	$2.9	$13.5

OTHER INFORMATION	Q3 2019		Q3 2018			Q3 2019		Q4 2018
BACKLOG (b)					Debt & Cash
Energy	$59.3		$121.6		Gross Debt	$659.1		$807.1
Aerospace & Defense	206.9		150.6		Cash & Equivalents	69.2		68.5
Industrial	159.1		178.0		Net Debt	$589.9		$738.5
Total	$425.3		$450.2
Numbers may not add due to rounding.
(a) Divested businesses include Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

(b) Backlog at Q3 2018 includes $21.6 millions and $15.0 millions for Energy and Industrial, respectively related to divested businesses. A&D 2018 backlog has been adjusted to conform to current period reporting methodology.

CIRCOR INTERNATIONAL, INC. Segment Information (in millions) UNAUDITED

	Three Months Ended
	September 29, 2019	September 30, 2018
ORDERS
Energy	$53.3	$87.1
Aerospace & Defense	64.0	81.5
Industrial	105.7	114.9
Total orders	$223.0	$283.6

NET REVENUES	September 29, 2019	September 30, 2018
Energy	$55.8	$70.7
Aerospace & Defense	67.6	57.8
Industrial	113.6	118.7
Total	$237.1	$247.2

SEGMENT OPERATING INCOME	September 29, 2019	September 30, 2018
Energy	$5.3	$9.5
Aerospace & Defense	13.5	8.7
Industrial	14.0	14.6
Corporate expenses	(7.1)	(7.8)
CIRCOR Adjusted Operating Income	$25.6	$25.0

SEGMENT OPERATING MARGIN %	September 29, 2019	September 30, 2018
Energy	9.4%	13.4%
Aerospace & Defense	20.0%	15.1%
Industrial	12.3%	12.3%
CIRCOR Adjusted Operating Margin	10.8%	10.1%

SEGMENT OPERATING MARGIN % EXCLUDING DIVESTITURES (a)	September 29, 2019	September 30, 2018
Energy	9.4%	12.2%
Aerospace & Defense	20.0%	15.1%
Industrial	12.6%	12.0%
CIRCOR	11.0%	9.4%
Numbers may not add due to rounding.
(a) Divested businesses include Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in millions, except per share data) UNAUDITED

	2019	2018
	3RD QTR	3RD QTR
NET (LOSS) INCOME	$(105.5)	$(6.8)
LESS:
Restructuring related inventory charges	(1.1)	—
Amortization of inventory step-up	—	—
Restructuring charges, net	5.0	1.1
Acquisition amortization	11.2	11.7
Acquisition depreciation	1.1	1.7
Special charges, net	11.7	1.9
Income tax impact	6.8	(1.9)
Net Income from discontinued operations	84.7	2.9
ADJUSTED NET INCOME	$13.9	$10.6

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$(5.30)	$(0.34)
LESS:
Restructuring related inventory charges	(0.06)	—
Amortization of inventory step-up	—	—
Restructuring charges, net	0.25	0.05
Acquisition amortization	0.56	0.59
Acquisition depreciation	0.05	0.09
Special charges, net	0.58	0.10
Income tax impact	0.29	(0.09)
Earnings Per Share from discontinued Operations	4.25	0.14
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.63	$0.54
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS CONTINUED (in millions, except per share data) UNAUDITED

	2019	2018
	3RD QTR	3RD QTR
NET (LOSS) INCOME	$(105.5)	$(6.8)
LESS:
Interest Expense, net	(11.8)	(14.1)
Depreciation & Amortization	(17.2)	(18.6)
Benefit from (provision for) income taxes	(7.5)	—
Loss From Discontinued Operations	(84.7)	(2.9)

EBITDA	15.7	28.7
LESS:
Restructuring charges, net	(5.0)	(1.1)
Special charges, net	(10.5)	(1.9)
ADJUSTED EBITDA	$31.2	$31.7
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS CONTINUED (in millions, except percentages) UNAUDITED

	2019	2018
	3RD QTR	3RD QTR
GAAP OPERATING INCOME (LOSS)	$(2.3)	$8.5
LESS:
Restructuring related inventory charges	(1.1)	—
Amortization of inventory step-up	—	—
Restructuring charges, net	5.0	1.1
Acquisition amortization	11.2	11.7
Acquisition depreciation	1.1	1.7
Special charges, net	11.7	1.9
ADJUSTED OPERATING INCOME	$25.6	$25.0

GAAP OPERATING MARGIN	(1.0)%	3.5%
LESS:
Restructuring related inventory charges	(0.5)%	—%
Amortization of inventory step-up	—%	—%
Restructuring charges, net	2.1%	0.4%
Acquisition amortization	4.7%	4.7%
Acquisition depreciation	0.5%	0.7%
Special charges, net	4.9%	0.8%
ADJUSTED OPERATING MARGIN	10.8%	10.1%
Impact of Divestitures (a)	0.2%	(0.8)%
ADJUSTED OPERATING MARGIN EXCLUDING DIVESTITURES	11.0%	9.4%
Numbers may not add due to rounding.
(a) Divested businesses include Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.